Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2008 – Quarter 4
Note: amounts are in thousands, except per share amounts
Fourth quarter (Q4), ended April 25, 2008, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q4	% of	Q4	% of	Q4	Q4	Q4	Q4
	2008	sales	2007	sales	2008	2007	2008	2007
Net sales	$436,445		$418,414		$361,077	$348,905	$75,368	$69,509

Cost of sales	128,878	29.5%	122,481	29.3%	25.5%	25.0%	48.9%	50.7%
Operating wages	150,424	34.5%	150,524	36.0%	39.5%	40.9%	10.6%	11.1%
Other operating	72,138	16.5%	65,869	15.7%	18.7%	18.0%	6.1%	4.7%
S,G & A	38,264	8.8%	35,990	8.6%	6.3%	6.5%	20.3%	19.1%
Depr. & amort.	19,722	4.5%	18,885	4.5%	4.9%	4.8%	2.7%	2.9%

Operating income	27,019	6.2%	24,665	5.9%	5.1%	4.8%	11.4%	11.5%

Interest	3,105	0.7%	2,043	0.5%

Pre-tax income	23,914	5.5%	22,622	5.4%

Income taxes	7,850	1.8%	7,363	1.8%

Net income	$16,064	3.7%	$15,259	3.6%
EPS – basic	$0.52		$0.43
EPS – diluted	$0.52		$0.42

Dividends paid per share	$0.14		$0.14

Weighted average shares outstanding:

Basic	30,791		35,485
Dilutive stock options	160		443

Diluted	30,951		35,928

Shares outstanding at quarter end	30,611		35,142
•	Income taxes, as a percentage of pre-tax income, were 32.8% vs. 32.5%
Fiscal 2008 — Quarter 4      1

Consolidated Review:
•	Net sales increased 4.3% ($436.4 million vs. $418.4 million).

•	Operating income increased 9.5% ($27.0 million vs. $24.7 million).

•	Pre-tax income increased 5.7% ($23.9 million vs. $22.6 million).

•	Effective tax rate was 32.8% compared to 32.5%.

•	Net income increased 5.3% ($16.1 million vs. $15.3 million).

•	Diluted EPS was $0.52 vs. $0.42.

•	Repurchased approximately 600,000 shares in the quarter (5.0 million shares ytd).

•	The fourth quarter results include the impact of the following (dollars in thousands):
o	Consolidated and restaurant results for the fourth quarters of fiscal 2008 and 2007 included net pre-tax gains of $748 and $221, respectively, on asset disposals, which are reflected in S,G&A.

o	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a new performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the new plan are:
(amounts in thousands)

	Q4 FY 08	Q4 FY 07	Total FY 08	Total FY 07
	Actual *	Actual *	Actual	Actual
Stock options	$124	$505	$810	$2,257
New plan (excluding options)	668	511	5,470	3,428

Total	$792	$1,016	$6,280	$5,685
•	Expense is reflected in S, G & A: $597 and $465 in the fourth quarter of 2008 and 2007, respectively, in the restaurant segment and $195 and $551 in the fourth quarter of 2008 and 2007, respectively, in the food products segment.
Fiscal 2008 — Quarter 4      2

Restaurant Review:
•	Overall restaurant sales increased 3.5% ($361.1 million vs. $348.9 million).

•	Nominal same-store sales increased 1.7% at Bob Evans Restaurants and decreased 5.3% at Mimi’s.

•	Operating income increased 10.3% ($18.4 million vs. $16.7 million).

•	Operating margin was 5.1% compared to 4.8%.

•	Restaurants in operation at quarter end were: 571 Bob Evans Restaurants and 132 Mimi’s. 579 Bob Evans Restaurants and 115 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	579	0	0	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
2004	523	3	11	12	11	37	2	558
2003	495	0	4	8	17	29	1	523
Mimi’s Cafes:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	115	1	2	8	6	17	0	132
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
Consolidated Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683
Fiscal 2008 — Quarter 4      3

•	Rebuilt Bob Evans Restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year
2008	2	2	1	3	8
2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 528 restaurants):

	Fiscal 2008			Fiscal 2007			Fiscal 2006
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)	(2.4)	(1.5)	(0.9)
June	4.0	2.6	1.4	(4.1)	3.0	(7.1)	(3.1)	0.5	(3.6)
July	4.4	2.6	1.8	(5.6)	3.0	(8.6)	(0.7)	0.5	(1.2)

Q1	3.2	2.4	0.8	(3.9)	3.0	(6.9)	(1.9)	(0.1)	(1.8)

August	4.3	2.6	1.7	(4.2)	3.0	(7.2)	(1.5)	0.5	(2.0)
September	0.4	2.6	(2.2)	5.0	2.4	2.6	(4.4)	1.0	(5.4)
October	(1.9)	1.8	(3.7)	3.0	2.4	0.6	(3.5)	1.5	(5.0)

Q2	0.7	2.3	(1.6)	1.3	2.6	(1.3)	(3.1)	1.0	(4.1)

November	2.1	2.8	(0.7)	0.6	1.9	(1.3)	(2.2)	2.0	(4.2)
December	1.1	3.2	(2.1)	3.3	1.3	2.0	(2.2)	2.6	(4.8)
January	1.2	2.3	(1.1)	2.4	2.3	0.1	4.1	2.6	1.5

Q3	1.5	2.8	(1.3)	2.1	1.8	0.3	(0.4)	2.4	(2.8)

February	3.3	2.4	0.9	(0.7)	2.4	(3.1)	(1.5)	2.6	(4.1)
March	0.1	2.4	(2.3)	1.2	2.4	(1.2)	(0.5)	2.6	(3.1)
April	1.7	2.4	(0.7)	2.1	1.9	0.2	(0.6)	3.2	(3.8)

Q4	1.7	2.4	(0.7)	1.0	2.2	(1.2)	(0.9)	2.8	(3.7)

Fiscal year	1.8	2.5	(0.7)	0.1	2.4	(2.3)	(1.6)	1.5	(3.1)
Fiscal 2008 — Quarter 4      4

•	Mimi’s Cafe same-store sales analysis (24-month core; 92 restaurants):

	Fiscal 2008			Fiscal 2007			Fiscal 2006
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)	4.8	2.6	2.2
June	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)	3.0	2.6	0.4
July	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)	1.6	2.0	(0.4)

Q1	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)	3.0	2.3	0.7

August	(1.9)	3.9	(5.8)	0.5	2.6	(2.1)	3.8	1.3	2.5
September	(2.0)	3.9	(5.9)	3.3	2.4	0.9	0.1	1.3	(1.2)
October	(0.8)	3.7	(4.5)	2.2	2.7	(0.5)	1.4	1.6	(0.2)

Q2	(1.5)	3.8	(5.3)	2.0	2.6	(0.6)	1.8	1.5	0.3

November	(1.9)	2.8	(4.7)	2.2	2.9	(0.7)	(0.5)	2.3	(2.8)
December	(1.8)	2.8	(4.6)	2.7	3.4	(0.7)	(0.3)	2.3	(2.6)
January	(2.4)	2.2	(4.6)	2.8	4.7	(1.9)	2.2	2.3	(0.1)

Q3	(2.0)	2.6	(4.6)	2.6	3.6	(1.0)	0.4	2.3	(1.9)

February	(5.2)	2.1	(7.3)	2.6	4.6	(2.0)	0.2	2.4	(2.2)
March	(4.3)	2.6	(6.9)	(0.2)	5.0	(5.2)	1.3	2.4	(1.1)
April	(6.0)	2.6	(8.6)	1.3	5.0	(3.7)	1.8	2.4	(0.6)

Q4	(5.3)	2.4	(7.7)	1.2	4.9	(3.7)	1.1	2.4	(1.3)

Fiscal year	(2.4)	3.2	(5.6)	1.6	3.4	(1.8)	1.6	2.2	(0.6)

•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s
Average annual store sales ($) – FY08	$1,784,000	$3,350,000

Q4 FY08 day part mix (%):
Breakfast	30%	20%
Lunch	38%	40%
Dinner	32%	40%

Q4 FY08 check average ($)	$7.90	$10.81
•	Quarterly restaurant sales by concept:

Q4 2008
Bob Evans Restaurants	$252,117,000
Mimi’s Cafes	108,960,000

Total	$361,077,000
Fiscal 2008 — Quarter 4      5

Food Products Review:
•	Net sales increased 8.4% ($75.4 million vs. $69.5 million).

•	Comparable pounds sold increased 5%.

•	Operating income increased 7.9% ($8.6 million vs. $8.0 million).

•	Operating margin was 11.4% compared to 11.5%.

•	Average hog cost decreased 25% ($27.00 per cwt vs. $36.00 per cwt). Historical hog cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
2005	$52.00	$50.00	$52.00	$49.00	$51.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
2005	1%	4%	8%	8%*	5%*

*	Excludes the impact of the extra week (53-week year) in the fourth quarter of 2004.
•	Net sales review (dollars in thousands):

	Q4	Q4
	2008	2007
Gross sales	$91,422	$83,189

Less: promotions	(14,563)	(12,227)

Less: returns and allowances	(1,491)	(1,453)

Net sales	$75,368	$69,509
Fiscal 2008 — Quarter 4      6

Balance Sheet Summary:

(in thousands)	April 25, 2008	April 27, 2007
Cash and equivalents	$7,669	$29,287
Assets held for sale	1,179	7,556
Other current assets	62,031	59,807
Net property, plant and equipment	998,402	963,363
Goodwill and other intangible assets	112,686	113,506
Other non-current assets	24,465	23,443

Total assets	$1,206,432	$1,196,962

Current portion of long-term debt	$26,904	$34,000
Line of credit	138,500	0
Other current liabilities	172,482	167,183
Long-term debt	133,096	172,333
Other long-term liabilities	122,825	118,215
Stockholders’ equity	612,625	705,231

Total liabilities and equity	$1,206,432	$1,196,962
Fiscal 2008 — Quarter 4      7